UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 18, 2006


                             Roaming Messenger, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                             ---------------------
                 (State or other jurisdiction of incorporation)



          0-13215                                      30-0050402
---------------------------                        -------------------
(Commission File Number)                           (I.R.S. Employer
                                                    Identification No.)

            50 Castilian Dr. Suite A, Santa Barbara, California 93117
            --------------------------------------------------- -----
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: (805) 683-7626


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:    4
                                        --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS.............................1

             Item 1.01  Entry into a Material Definitive Agreement............1

SECTION 2.   FINANCIAL INFORMATION............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS...................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL  STATEMENTS........2

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT..............................2

SECTION 6.   ASSET BACKED SECURITIES..........................................2

SECTION 7.   REGULATION FD....................................................2

SECTION 8.   OTHER EVENTS.....................................................2

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ...............................2

SIGNATURES....................................................................3

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Item 1.01  Entry into a Material Definitive Agreement.

         On September 18, 2006, Roaming Messenger, Inc. (the "Company") entered into an Exclusive Technology License Agreement (the "License Agreement") with Zingerang, Inc., a Nevada corporation ("Zingerang") pursuant to which the Company granted an exclusive (including to the exclusion of the Company), worldwide, sub-licensable, transferable, royalty-bearing right and license to make, have made, import, use, offer for sale, sell, reproduce, distribute, display, perform or otherwise exploit the Company's Roaming Messenger(R) technology, Roaming Messenger(R) and eCapsule(R) trademarks, and patent application numbers 20060165030, 20060123396, and 20030110097 (the "License")
for a period of ten years. In its sole and absolute discretion, Zingerang may extend the term of the License Agreement for additional ten year terms by providing written notice to the Company of such election within thirty (30) days prior to the expiration of the then current term. In consideration for granting the License to Zingerang, for each calendar quarter during the term of the License Agreement, the Company will receive an amount equal to Five Percent (5%) of Gross Sales, as that that term is defined in the License Agreement (the "Royalties") for such period. The Company will also receive a one-time payment of $100,000 as a recoupable advance against Royalties. Zingerang may, at its sole and absolute discretion, pay to the Company, in lieu of ongoing Royalties, a one-time payment in an amount equal to $500,000 less amounts, not to exceed $50,000, incurred by Zingerang for legal and filing fees in connection with the continual prosecution of the Company's three (3) patent applications. Zingerang has the right to sublicense all or any portion of its rights under the License Agreement to sublicensees. In light of the Company granting the worldwide exclusive License to Zingerang, the Company has laid-off five engineering and marketing personnel who were previously engaged in the Roaming Messenger business.

         On September 18, 2006, the Company subscribed to purchase 40,000,000 founders shares of the common stock of Zingerang for a purchase price of $0.00025 per share, representing a total purchase price of $10,000. Pursuant to its subscription agreement with Zingerang (the "Subscription Agreement"), the Company agreed that it would not sell or offer to sell any unregistered shares of Zingerang's common stock until a date two (2) years after a Registration Statement on Form SB-2 is filed by Zingerang and declared effective by the Securities and Exchange Commission (the "Lock-up Term"). Upon the expiration of the Lock-up Term, the Company will be entitled to piggyback registration rights. Zingerang has represented to the Company that this round of financing in which the Company is participating will include approximately 59,500,000 additional shares.


SECTION 2.  FINANCIAL INFORMATION

         Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

         Not Applicable.

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

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Not Applicable.


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

         Not Applicable.


SECTION 6.  ASSET BACKED SECURITIES

         Not Applicable.


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8.  OTHER EVENTS

         Not Applicable.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  10.1     Exclusive    Technology    License   Agreement   with
                           Zingerang, Inc., a Nevada corporation, dated as of September 18, 2006.

                  10.2 Agreement to Purchase Shares of the common stock of Zingerang, Inc., a Nevada corporation, dated as of September 18, 2006.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                             ROAMING MESSENGER, INC.
                                -----------------
                                  (Registrant)

Date:  September 22, 2006


                                \s\   Jonathan Lei
                                 --------------------------------------
                                      Jonathan Lei, President
























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